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                                                                 EXHIBIT 21



               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------

      Battery Park Capital Corp.                                  New York

      BS Agency GP Capital Inc.                                   Delaware

      Bear Stearns (Israel), Inc.                                 Delaware

      Bear Stearns Acquisition Corp.                              Delaware

      Bear Stearns Acquisition II, Inc.                           Delaware

      Bear Stearns Acquisition Corporation IV, Inc.               Delaware

            CDG Holdings, Inc.                                 Massachusetts

                  Cambridge Dry Goods Co. Inc.                 Massachusetts

      Bear Stearns Acquisition V, Inc.                            Delaware

      Bear Stearns Acquisition Corporation VI                     Delaware

      Bear Stearns Acquisition XII, Inc.                          Delaware

      Bear Stearns Acquisition XIV, Inc.                          Delaware

            MV Holdings, Inc.                                     Delaware

      Bear Stearns Argentina Inc.                                 Delaware

      Bear Stearns Asset Backed Investors Corp.                   Delaware

      Bear Stearns Asset Backed Securities, Corp.                 Delaware

      Bear Stearns Capital Markets Inc.                           Delaware

      Bear Stearns Fiduciary Services, Inc.                       Delaware

      Bear Stearns Forex Inc.                                     Delaware















     NYFS04...:\25\22625\0110\2322\EXH9075M.010
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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------

      Bear Stearns Funds Management Inc.                          New York

      Bear Stearns Investment Advisors Inc.                       Delaware

                  Street Pricing Service                          Delaware

      Bear Stearns Mortgage Capital Corporation                   Delaware

            Bear, Stearns Funding, Inc.                           Delaware

            Bear, Stearns Mortgage Securities Inc.                Delaware

      Bear Stearns Municipal Capital Markets                      Delaware

      Bear Stearns N.Y., Inc.                                     New York

      Bear, Stearns Netherlands Holding B.V.                     Netherlands

            Bear Stearns Jahangir Siddiqui Ltd.                   Pakistan

            Bear Stearns Bank GmbH                                Germany

      Bear Stearns Securities Administration Corporation          Delaware

      Bear Stearns Real Estate Group Inc.                         New York

      Bear, Stearns Realty Investors, Inc.                        Delaware

      Bear Stearns Realty Partners Corporation                    Delaware

            Bear Stearns Realty Partners                         Delaware LP
            Apartment Fund I LP (GP)

      Bear Stearns Secured Investors Inc.                         Delaware

      Bear Stearns Secured Investors Inc. II                      Delaware























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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------
      Bear Stearns Spanish Securitization Corp.                   Delaware

      Bear Stearns Structured Products Corp.                      Delaware

      Bear, Stearns & Co. Inc.                                    Delaware

      Bear, Stearns & Co. L.P.                                    Delaware

      Bear, Stearns Government Securities, Inc.                   New York

      Bear Stearns FLLC Corp.                                     Delaware

            Bear Stearns Finance LLC                            Cayman Island

      Bear Stearns Global Asset Holdings, Ltd.                  Cayman Island

      Bear Stearns Government Products Corp.                      Delaware

      Bear Stearns Global Equity Derivatives Inc.                 Delaware

      Bear Stearns Global Investors Inc.                          New York

      Bear Stearns Finance S.A.                                   France

            CLBS Titrisation S.A.                                 France

            ABC Gestion                                           France
































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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------

      Bear Stearns Holdings Limited                           United Kingdom

            Bear, Stearns International Limited               United Kingdom

                  Bear Stearns U.K. Limited                   United Kingdom

            Bear Stearns International Trading Limited        United Kingdom

            Bear Stearns Oil Trading Limited                  United Kingdom

      BSCP Cayman, Inc.                                       Cayman Islands

      Bear Stearns China SPC, Inc.                                Delaware

            Bear Stearns China L.P.                               Delaware

                  Bear Stearns China Direct                   Cayman Islands
                  Investment Fund L.P.

      Bear, Stearns Insurance Agency Incorporated             Massachusetts

      Bear Stearns Insurance Agency of California,              California
       Incorporated

      Bear, Stearns International Holdings Inc.                   New York

            Bear Stearns do Brasil Ltda.                          Brazil

            Bear Stearns Far East Limited                         Hong Kong

            Bear Stearns Hong Kong Limited                        Hong Kong

                        Bear Stearns Asia Limited                 Hong Kong

            Bear Stearns Singapore Pte Limited                    Singapore

                        Bear Stearns Singapore Asset              Singapore
                              Holdings Pte Ltd






















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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------
      Bear Stearns Mortgage Capital Corporation                   Delaware

            Bear, Stearns Funding, Inc.                           Delaware

            Bear, Stearns Mortgage Securities Inc.                Delaware

      Bear Stearns Municipal Capital Markets                      Delaware

      Bear Stearns Commercial Mortgage                            Delaware
        Securities, Inc.

      Bear Tel Corp.                                              Delaware

      BS Fund America 1993-C GP Capital Inc.                      Delaware

      BS Fund America 1993-D GP Capital Inc.                      Delaware

      BSC Hotel Capital Corporation                               Delaware

      BSC Service Corp.                                           Delaware

      Custodial Trust Company                                   New Jersey

            CTC Service, Inc.                                     New York

            Custrust                                              New York

      EMC Mortgage Corporation                                    Delaware

            EMC Funding Corporation                               Delaware

            EMC Funding Corporation Two                           Delaware

            EMC GP Capital Inc.                                   Delaware

            EMC Residential Mortgage Corporation                  Delaware

            ISB Real Estate Corporation                           Delaware























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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------
      Bear Stearns Park Avenue Trading Corporation                Delaware

      Sloate, Weisman, Bear, Stearns Capital                      Delaware
        Management, Inc.

      MAX Recovery Inc.                                           Delaware

      Bear Stearns Philippines Ltd.                               Delaware

            Bear Stearns State Asia, Inc.                       Philippines

      BBT 1995-1 Corp.                                            Delaware

      BSMI 1993-12 Reserve Fund Corp.                             Delaware

      BSTE Funding I Inc.                                         Delaware

      BSTE Funding II Inc.                                        Delaware

      BSTE Funding III Inc.                                       Delaware

      Thanksgiving Properties, Inc.                               Texas

            BSC Thanksgiving Partners, Inc.                       Texas

      Blaylock & Co. L.P.                                         Delaware



































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               SUBSIDIARIES OF THE BEAR STEARNS COMPANIES INC. (REGISTRANT)
               ------------------------------------------------------------

                                                              Jurisdiction of
                                                               Incorporation
      Subsidiary                                              or Organization
      ----------                                              ---------------
      Bear, Stearns Securities Corp.                              Delaware

            Common Back Office, Inc.                              Delaware

      BSC Securities Corp.                                        New York

      Bear Stearns S.A.                                            France

      Bear Specialist, Inc.                                       New York

            Bear Hunter L. L. C.                                  New York

      Bear Stearns American Specialist Inc.                       New York

      Bear, Stearns Benefits Planning Group Inc.                  New York

            Bear Stearns Benefits Planning Group                  New York

      Autobond Inc.                                               New York

      Bear Stearns Global Asset Trading, Ltd.                 Cayman Islands

      Bear Stearns (Japan), Ltd.                                  Delaware